Supplement dated March 9, 2017, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Portfolio Closure

Effective at the close of business April 26, 2017 (the Closure Date), the following variable sub-account available in your Variable Annuity will be closed for new purchase payment allocations to all Contract owners:

UIF Small Company Growth Portfolio, Class II

As of the Closure Date, no additional purchase payments (including any type of systematic payment or rebalancing) into the sub-account will be accepted from Contract owners, including those Contract owners who have contract value invested in the sub-account as of the Closure Date.

Portfolio Liquidation

The UIF Small Company Growth Portfolio, Class II will be liquidated.  The liquidation is expected to occur on or about April 28, 2017 (“Liquidation Date”).  On the Liquidation Date, the Portfolio will no longer be available under your Annuity contract, and any contract value allocated to this liquidated Portfolio will be transferred, as of the close of business on the Liquidation Date to one of the Default Transfer Portfolios, as follows:

Liquidated Portfolio	Default Transfer Portfolio if you are in a Model Portfolio Option (if available as an investment option in the variable annuity that you own)	Default Transfer Portfolio if you are not in a Model Portfolio Option (if available as an investment option in the variable annuity that you own)
UIF Small Company Growth Portfolio, Class II	Oppenheimer Main Street Small Cap Fund/VA - Class 2 Shares or AB VPS Small/Mid Cap Value Portfolio – Class B	Fidelity® VIP Government Money Market Portfolio - Service Class 2 or Putnam VT Government Money Market Fund – Class IB

Please note that you have the ability to transfer out of the above Liquidated Portfolio any time prior to the Liquidation Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract.  Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Oppenheimer Main Street Small Cap Fund/VA – Class 2 Shares or the AB VPS Small/Mid Cap Value Portfolio – Class B (if you are in a Model Portfolio Option) or the Fidelity® VIP Government Money Market Portfolio – Service Class 2 or the Putnam VT Government Money Market Fund – Class IB (if you are not in a Model Portfolio Option) as the result of the liquidation can be transferred free of charge and will not count as one of your annual free transfers.  If you are in a Model Portfolio Option, any transfer out of the Oppenheimer Main Street Small Cap Fund/VA – Class 2 Shares or the AB VPS Small/Mid Cap Value Portfolio – Class B must comply with the investment requirements of that Model Portfolio Option. It is important to note that any Portfolio into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options, including the investments requirements that apply if you are in a Model Portfolio Option.

After the Liquidation Date, the above-listed Liquidated Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the above Liquidated Portfolio will be deemed instruction for the Oppenheimer Main Street Small Cap Fund/VA – Class 2 Shares or the AB VPS Small/Mid Cap Value Portfolio – Class B (if you are in a Model Portfolio Option) or the Fidelity® VIP Government Money Market Portfolio – Service Class 2 or Putnam VT Government Money Market Fund – Class IB (if you are not in a Model Portfolio Option), as applicable.  This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

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